EXECUTION VERSION
FIFTEENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND SIXTH AMENDMENT TO GUARANTY
THIS FIFTEENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND SIXTH AMENDMENT TO GUARANTY (this “Amendment”), dated as of June 26, 2026, is entered into by and among MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”), GP COMMERCIAL MS LLC (f/k/a TH Commercial MS II, LLC), a Delaware limited liability company, as seller (“Seller”), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).
WITNESSETH:
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 27, 2017, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018, and as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 21, 2019, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty, dated as of September 25, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 25, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 14, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 22, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 20, 2022, as further amended by that certain Twelfth Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 24, 2023, as further amended by that certain Thirteenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2024, and as further amended by that certain Fourteenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 25, 2025 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);
WHEREAS, Guarantor has executed and delivered that certain Guaranty, dated as of June 28, 2017, as amended by that certain First Amendment to Guaranty, dated as of December 17, 2019, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement and Second Amendment to Guaranty, dated as of September 25, 2020, as further amended by that certain Third Amendment to Guaranty, dated as of March 22, 2022, as further amended by that certain Fourth Amendment to Guaranty, dated as of August 3, 2023, and as further amended by that certain Fifth Amendment to Guaranty, dated as of September 30, 2024 (as the same has been or may be further amended, modified and/or restated from time to time, the “Guaranty”); and
WHEREAS, Seller, Guarantor and Buyer have agreed, subject to the terms and conditions hereof, that the Master Repurchase Agreement and the Guaranty shall be amended as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:
(a)    The following definitions in Section 2 of the Master Repurchase Agreement are hereby amended and restated in their entirety as follows:
““Facility Termination Date” shall mean June 28, 2027, as the same may be extended in accordance with Section 9(a) of this Agreement.”
““Repurchase Price” shall mean, with respect to any Purchased Asset, as of any date, the price at which such Purchased Asset is to be transferred from Buyer to Seller upon termination of the related Transaction; in each case, such price shall equal the sum of the Purchase Price of such Purchased Asset and the accrued and unpaid Price Differential with respect to such Purchased Asset as of the date of such determination, minus all Income and other cash actually received by Buyer in respect of such Purchased Asset and applied towards the Repurchase Price and/or Price Differential pursuant to this Agreement .”
““Seller’s Principal Payment Share” shall mean, with respect to any Principal Payment, all amounts in excess of Buyer’s Principal Payment Share.”
(b)    The following definitions are hereby deleted from Section 2 of the Master Repurchase Agreement: “Purchased Asset A”; “Purchased Asset B”; “Purchased Asset C”; and “Purchased Asset C Release Payment”.
(c)    Article 5(b) of the Master Repurchase Agreement is hereby amended and restated in its entirety as follows:
“(b)    Unless an Event of Default shall have occurred and be continuing, on each Remittance Date, all Income on deposit in the Blocked Account in respect of the Purchased Assets and the associated Hedging Transactions by the Depository Bank at the instruction of Buyer shall be applied as follows:
(i)    first, to Buyer, an amount equal to the Price Differential which has accrued and is outstanding in respect of the Transactions as of such Remittance Date;
(ii)    second, to Buyer, any accrued and unpaid Unused Fee and all Transaction Costs and all other amounts payable by Seller and outstanding hereunder and under the other Transaction Documents (other than the Repurchase Price);
(iii)    third, if a Principal Payment in respect of any Purchased Asset has been made during the related Collection Period, to Buyer an amount equal to the product of the amount of such Principal Payment, multiplied by the applicable Purchase Percentage (the “Buyer’s Principal Payment Share”);
(iv)    fourth, to Buyer, all or a portion of Seller’s Principal Payment Share, determined by Buyer in its sole discretion, to be applied to reduce the Purchase Price of the Purchased Assets in such order and priority as Buyer may determine in its sole discretion;

(v)    fifth, if a Margin Deficit shall exist with respect to one or more Purchased Assets, to Buyer, an amount such that, after giving effect to such payment, the aggregate Purchase Price of the Purchased Assets is equal to the aggregate Asset Base Components of the Purchased Assets, as determined by Buyer after giving effect to such payment to the extent of remaining funds in the Blocked Account; and
(vi)    sixth, to Seller, the remainder, if any.
If, on any Remittance Date, the amounts deposited in the Blocked Account shall be insufficient to make the payments required under (i) through (iii) above of this Section 5(b), and Seller does not otherwise make such payments on such Remittance Date, the same shall constitute an Event of Default hereunder.”
(d)    Section 3(i)(iii) of the Master Repurchase Agreement is hereby amended by adding the following proviso at the end thereof: “provided, further, that notwithstanding anything to the contrary in this Agreement, the Fee Letter, any Confirmation or any other Transaction Document, no Exit Fee shall be due or payable with respect to any Transaction terminated in connection with Seller’s repurchase of the related Purchased Asset for the purpose of financing or refinancing such Purchased Asset under another repurchase facility, warehouse facility, credit facility or other debt financing arrangement.”
(e)    The address of Seller contained in Annex I “Notice Instructions” is hereby amended and restated in its entirety as follows:
GP Commercial MS LLC
1114 Avenue of the Americas, Suite 3020
New York, New York 10036
Telephone: 212.364.3200
Facsimile: 347.246.4045
Email: legal@gpmtreit.com

With a copy to:

Reed Smith LLP
200 S Biscayne Blvd, Suite 2600
Miami, Florida 33131
Attention: Jodi Schwimmer, Esq.
Telephone: (786) 747-0258
Email: jschwimmer@reedsmith.com

2.    Amendments to Guaranty. The Guaranty is hereby amended as follows:
(a)    Section 9(a)(i) of the Guaranty is hereby amended and restated in its entirety as follows:
““Unrestricted Cash”. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit its Unrestricted Cash to be less than Twenty Million and No/100 Dollars ($20,000,000.00).”

(b)    Section 9(a)(ii) of the Guaranty is hereby amended and restated in its entirety as follows:
““Minimum Tangible Net Worth”. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit its Tangible Net Worth to be less than Four Hundred and Fifty Million Dollars ($450,000,000.00).”
3.    Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)    This Amendment duly executed and delivered by Seller, Guarantor and Buyer;
(b)    Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby; and

(c)    Buyer shall have received such other documents as Buyer may reasonably request.
4.    Representations and Warranties of Seller and Guarantor. On and as of the date hereof, after giving effect to this Amendment:
(a)    each of Seller and Guarantor hereby represents and warrants to Buyer that no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by such party of this Amendment;
(b)    no amendments have been made to the organizational documents of Seller or Pledgor since February 18, 2016 other than the Certificate of Amendments each dated September 3, 2019;
(c)    no amendments have been made to the organizational documents of Guarantor since June 28, 2017 other than supplemental articles filed with respect to the issuance of authorized (but previously unissued) preferred stock in the Guarantor, copies of which have been provided to Buyer; and
(d)    Seller hereby represents and warrants to Buyer that all representations and warranties of Seller and Pledgor in all Transaction Documents are true, correct, complete and accurate in all respects (except for any such representation or warranty (a) that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date or (b) that is no longer true as a result of a change in fact with respect to a Purchased Asset that was consented to in writing by Buyer); and
(e)    Guarantor hereby represents and warrants to Buyer that all representations and warranties of Guarantor contained in the Guaranty are true and correct in all material respects (except for any such representation or warranty that by its terms refers to a specific date, in which case such representation or warranty was true and correct in all material respects as of such other date).
5.    Continuing Effect; Reaffirmation of Master Repurchase Agreement and Guaranty.
(a)    As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the Guaranty are ratified and confirmed by the respective parties thereto and shall remain in full force and effect. In addition, any and all guaranties (as amended hereby) and indemnities for the benefit of Buyer, and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.
(b)    Seller, Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Master Repurchase Agreement and the Guaranty and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor under or in connection with the Master Repurchase Agreement, the Guaranty or any other document executed in connection therewith to which Seller or Guarantor is a party.
(c)    It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of Seller and Guarantor under the Master Repurchase Agreement and the other Transaction Documents are preserved, and (ii) the liens and security interests granted under the Master Repurchase Agreement continue in full force and effect.
6.    Binding Effect; No Partnership. The provisions of the Master Repurchase Agreement and the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.
7.    Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures. The words “execution,” “executed”, “signed,” “signature,” and words of like import in this paragraph shall, for the avoidance of doubt, be deemed to include Electronic Signatures and the use and keeping of records in electronic form, each of which shall have the same legal effect, validity and enforceability as manually executed signatures and the use of paper records and paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, state laws based on the Uniform Electronic Transactions Act, or any other state law.
8.    Further Agreements. Each of Seller and Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9.    Governing Law; Submission to Jurisdiction, Etc. The provisions of Section 18 of the Master Repurchase Agreement are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.
10.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
11.    References to Transaction Documents. All references to the Master Repurchase Agreement or the Guaranty in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement or the Guaranty, as applicable, as amended hereby, unless the context expressly requires otherwise.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
BUYER:
MORGAN STANLEY BANK, N.A., a national banking association
By:     /s/ ANTHONY PREISANO
    Name:    Anthony Preisano
    Title:    Managing Director

[Signature Page –Fifteenth Amendment to Master Repurchase and
Securities Contract Agreement and Sixth Amendment to Guaranty]

SELLER:
GP COMMERCIAL MS LLC,
a Delaware limited liability company
By:     /s/ MICHAEL KARBER
    Name:    Michael Karber
    Title:    General Counsel
GUARANTOR:
GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation
By:     /s/ MICHAEL KARBER
    Name:    Michael Karber
    Title:    General Counsel

[Signature Page –Fifteenth Amendment to Master Repurchase and
Securities Contract Agreement and Sixth Amendment to Guaranty]